As filed with the Securities and Exchange Commission on April 30, 2003

                                       Securities Act Registration No. 333-22467
                                       Investment Company Act File No. 811-08073

                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 7

                        State Farm Variable Product Trust
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

      Three State Farm Plaza, Bloomington, Illinois                   61791-0001
      ---------------------------------------------                   ----------
      (Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code                (888) 702-2307

                                              Alan Goldberg
                                              Bell Boyd & Lloyd LLC
Michael L. Tipsord                            Three First National Plaza
One State Farm Plaza                          70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001              Chicago, Illinois 60602

                   -------------------------------------------
                   (Names and addresses of agents for service)

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

            It is proposed that this filing will become effective:

                  [ ] Immediately upon pursuant to rule 485(b)
                  [x] on May 1, 2003 pursuant to rule 485(b)
                  [ ] 60 days after filing pursuant to rule 485(a)(1)
                  [ ] on _____________ pursuant to rule 485(a)(1)
                  [ ] 75 days after filing pursuant to rule 485(a)(2)
                  [ ] on _____________ pursuant to rule 485(a)(2)

            ---------------------------------------------------------

                       STATE FARM VARIABLE PRODUCT TRUST

                               Money Market Fund
                          Large Cap Equity Index Fund
                          Small Cap Equity Index Fund
                        International Equity Index Fund
                                   Bond Fund
                         Stock and Bond Balanced Fund

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            PROSPECTUS--MAY 1, 2003

                               TABLE OF CONTENTS

                                                          Page
                                                          ----
                 INTRODUCTION............................   3
                        Money Market Fund................   4
                        Equity Index Funds...............   5
                        Bond Fund........................  10
                        Stock and Bond Balanced Fund.....  12
                 EXPENSE INFORMATION.....................  14
                 HOW THE FUNDS INVEST....................  16
                        Money Market Fund................  16
                        Equity Index Funds...............  17
                        Bond Fund........................  19
                        Stock and Bond Balanced Fund.....  20
                 MANAGING THE INVESTMENTS OF THE FUNDS...  21
                 CALCULATING NET ASSET VALUE.............  23
                 TAXES...................................  25
                 FINANCIAL HIGHLIGHTS....................  26
                 ADDITIONAL INFORMATION ABOUT THE FUNDS..  32

                                 INTRODUCTION
--------------------------------------------------------------------------------

    State Farm Variable Product Trust (the "Trust") has six separate investment portfolios or ''Funds.'' Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund--please read it and retain it for future reference.

    The Funds have different levels of short-term risk--the likely volatility of a Fund's total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:

                                    [GRAPHIC]

   Lower          Moderate           Higher
                    Risk
Money Market    Bond    Balanced      Stock
   Funds        Funds    Funds        Funds


    While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors' time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.

All risk is not the same.

    Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

Credit Risk--The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

Interest Rate Risk--The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

Liquidity Risk--The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

Management Risk--The risk that a strategy used by a Fund's investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

Market Risk--The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Valuation Risk--The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund's management is called upon to assign a value to the security.

    The risk spectrum is intended to be used for comparative purposes only and is not an indicator of future volatility or performance.

                               MONEY MARKET FUND


Investment Objective--The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Adviser--State Farm Investment Management Corp. ("SFIM")

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

    Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

What are the main risks of investing in the Money Market Fund?

                                    [GRAPHIC]

                   Lower            Moderate           Higher
                                      Risk
               Money Market    Bond       Balanced      Stock
                  Funds        Funds       Funds        Funds
                    |
                    |
                 Money Market
                     Fund

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

    As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a remote possibility that the Fund's share value could fall below $1.00, which could reduce the value of your account.

    An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

How has the Money Market Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table shows the Fund's average annual total returns for the periods listed. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                      [CHART]

                   Total Return
1999    4.77%
2000    5.99%
2001    3.71%
2002    1.28%

The Fund's best and worst quarters during the periods in the bar chart were:

Best quarter: 1.54%,
    during the fourth quarter of 2000.

Worst quarter: 0.28%,
    during the fourth quarter of 2002.

    The following table shows the average annual total return on an investment in the Fund for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

   *TheFund commenced operations on 1/29/98.

                                              Money Market Fund
                                              -----------------
                 From inception to 12/31/2002       4.16%
                 1 year                             1.28%

    The Money Market Fund's current 7-day yield on December 31, 2002 was 0.98%.

INVESTOR PROFILE

Who should consider investing in the Money Market Fund?

    You May Want to Consider Investing in This Fund If You:

.. require stability of principal

.. are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

.. consider yourself a saver rather than an investor

.. are participating in a dollar cost averaging program under your variable universal life insurance or deferred annuity contract

    You May Not Want to Invest in This Fund If You:

.. are seeking an investment that is likely to outpace inflation

.. are investing for retirement or other longer term goals

.. are investing for growth or maximum current income

                             EQUITY INDEX FUNDS--
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND

    The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a "benchmark index"), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

What Is An Equity Index?

    An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e.,market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

    An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

Large Cap Equity Index Fund--The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks(R) (the "S&P 500")/(1)/ by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies in the manufacturing, utility, transportation and financial industries.

Small Cap Equity Index Fund--The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index(R) (the "Russell 2000")/(2)/. This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

International Equity Index Fund--The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index(R) (the "EAFE Free")/(3)/. This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

    The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Adviser--SFIM

Investment Sub-Adviser--Barclays Global Fund Advisors ("Barclays")

INVESTMENT STRATEGIES

How do the equity index Funds pursue their respective investment objectives?

    Barclays does not manage the equity index Funds according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for an equity index Fund's portfolio so that the investment

---------------------
/(1)/"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
     and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Large Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.
/(2)/The Russell 2000(R) Small Stock Index is a trademark/service mark, and
     Russell/TM/ is a trademark, of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.
/(3)/The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
     International ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty regarding the advisability of investing in the Fund. For more information regarding the EAFE(R) Free Index, see the Trust's Statement of Additional Information.

portfolio of that Fund is as similar as possible to that of its benchmark.

    Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

RISKS

What are the main risks of investing in an equity index Fund?

                                    [GRAPHIC]
               Lower        Moderate         Higher
                              Risk
                                           Stock Funds
                                              |
                                              |
                     Lower       Moderate     Higher    Highest
                                         Risk
                                      Stock Funds
                      |                      |                    |
               Lower Cap Equity      Small Cap Equity    International Equity
                     Index Fund               Index Fund             Index Fund

    Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please refer to the section entitled "How the Funds Invest--Equity Index Funds" later in this prospectus.

.. Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

.. Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled "How the Funds Invest--Equity Index Funds" later in this prospectus.

.. The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and the net asset value for any Fund may decline more than that Fund's benchmark index.

Are there any specific risks associated with investing in securities of small capitalization issuers?

.. Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

Do any of the equity index Funds invest in securities issued by foreign companies?

.. Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.

How has the Large Cap Equity Index Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                  Total Return
1999    20.36%
2000    -9.35%
2001   -12.11%
2002   -22.41%

The Fund's best and worst quarters during the periods in the bar chart were:

Best quarter: 14.63%,
    during the fourth quarter of 1999.

Worst quarter: -17.28%,
    during the third quarter of 2002.

    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

  *The Fund commenced operations on 1/22/98.

                                             Large Cap
                                            Equity Index S&P 500
                                                Fund     Index*
                                            ------------ -------
               From inception to 12/31/2002   - 0.79%    - 0.45%
               1 year                         -22.41%    -22.10%

---------------------
* The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

   The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

How has the Small Cap Equity Index Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                  Total Return
1999    20.24%
2000    -3.39%
2001     2.05%
2002   -20.66%

The Fund's best and worst quarters during the periods in the bar chart were:

Best quarter: 20.76%,
    during the fourth quarter of 2001.

Worst quarter: -21.51%,
    during the third quarter of 2002.

    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

   *The Fund commenced operations on 1/29/98.

                              Small Cap
                             Equity Index   Russell
                                 Fund     2000 Index*
                             ------------ -----------
From inception to 12/31/2002   - 1.62%      - 1.15%
1 year                         -20.66%      -20.48%

---------------------
* The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

How has the International Equity Index Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                  Total Return
1999    26.21%
2000   -14.81%
2001   -21.71%
2002   -16.25%

The Fund's best and worst quarters during the periods in the bar chart were:

Best quarter: 17.15%,
    during the fourth quarter of 1999.

Worst quarter: -19.81%,
    during the third quarter of 2002.

    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

   *The Fund commenced operations on 1/22/98.

                             International
                             Equity Index  EAFE Free
                                 Fund       Index*
                             ------------- ---------
From inception to 12/31/2002    - 3.67%     - 3.36%
1 year                          -16.25%     -15.94%

---------------------
* The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of 16 European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE(R) Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in an equity index Fund?

    You May Want to Invest in An Equity Index Fund If You:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

.. want to invest in stocks, but with an indexing approach

.. want to diversify your investments

.. are seeking funds for the growth portion of an asset allocation program

.. are investing for retirement or other goals that are many years in the future

    You May Not Want to Invest in An Equity Index Fund If You:

.. are investing with a shorter investment time horizon in mind

.. are seeking income rather than capital gains

.. are uncomfortable with an investment whose value is likely to vary substantially

                                   BOND FUND


Investment Objective--The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

Investment Adviser--SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

    The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody's Investors Service, Inc. (''Moody's'') or Standard & Poor's Corporation (''S&P'') have rated the bond in one of their respective four highest rating categories. The Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

.. U.S. Government debt securities: securities issued or guaranteed by the U.S.
  government or its agencies or instrumentalities.

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

.. Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

RISKS

What are the main risks of investing in this Fund?

                                      [GRAPHIC]

              Lower          Moderate         Higher
                               Risk
                           Bond Funds
                           |
                           |
                       Bond Funds

    As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund's securities, including investor demand, the average maturity of the Bond Fund's portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks.

    These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.

    An investment in this Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Bond Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total return. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                  Total Return
1999    -0.57%
2000     8.44%
2001     9.66%
2002     9.01%
The Fund's best and worst quarters during the periods in the bar chart:

Best quarter: 4.39%,
    during the third quarter of 2001.

Worst quarter: -0.83%,
    during the second quarter of 1999.

    The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

   *The Fund commenced operations on 1/22/98.

                                                      Lehman
                                                     Brothers
                                                    Govt/Cred
                                             Bond  Intermediate
                                             Fund     Index*
                                             ----     ------
                From inception to 12/31/2002 6.62%    7.35%
                1 year                       9.01%    9.84%

---------------------

* The Lehman Brothers Government/Credit Intermediate Index contains approximately 3,587 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $150 million.

   The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the

   Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Credit Intermediate Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Bond Fund?

    You May Want to Invest in This Fund If You:

.. are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility

.. want to diversify your investments

.. are seeking an income mutual fund for an asset allocation program,

                                      or

.. are retired or nearing retirement

    You May Not Want to Invest in This Fund If You:

.. are investing for maximum return over a long time horizon

.. require stability of your principal
                         STOCK AND BOND BALANCED FUND


Investment Objective--The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Adviser--SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

    The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

What are the main risks of investing in this Fund?

                                    [GRAPHIC]

                   Lower          Moderate         Higher
                                    Risk
                                         Balanced Funds
                                               |
                                               |
                                         Stock and Bond
                                         Balanced Fund

    As with any mutual fund that invests in stocks and bonds, the Fund is subject to market, interest rate and credit risks and there is a risk that you will lose money by investing in this Fund.

    Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled ''How the Funds Invest--Stock and Bond Balanced Fund'' later in this prospectus.

    The Stock and Bond Balanced Fund is ''non-diversified'' because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

    An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Stock and Bond Balanced Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund's total returns. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                  Total Return
1999    11.88%
2000    -2.42%
2001    -3.55%
2002   -10.51%
The Fund's best and worst quarters during the periods in the bar chart were:

Best quarter: 8.83%,
    during the fourth quarter of 1999.

Worst quarter: -8.91%,
    during the third quarter of 2002.

    The following table shows the average annual total return on an investment in the Fund compared to market indices for the period from the Fund's inception* to 12/31/2002 and for the 1-year period ended 12/31/2002:

   *The Fund commenced operations on 1/29/98.

                Stock              Lehman
                 and              Brothers
                 Bond            Govt/Cred
               Balanced S&P 500 Intermediate   Blended
                 Fund   Index*    Index**    Benchmark***
               -------- ------- ------------ ------------
From inception
to 12/31/2002     1.58% - 0.30%     7.36%        3.39%
1 year          -10.51% -22.10%     9.84%       -9.32%

---------------------
  *The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

 **The Lehman Brothers Government/Credit Intermediate Index contains approximately 3,587 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $150 million.

***SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40%
   Lehman Brothers Government/Credit Intermediate Index.

   The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups, or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Stock and Bond Balanced Fund?

    You May Want to Invest in This Fund if You:

.. are looking for a more conservative alternative to a growth-oriented fund

.. want a well-diversified and relatively stable investment allocation

.. need a core investment

.. seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                      or

.. are retired or nearing retirement

    You May Not Want to Invest in This Fund If You:

.. are investing for maximum return over a long time horizon

.. require a high degree of stability of your principal

                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

    The following tables describe the fees and expenses you may pay if you buy and hold shares of the Funds. The tables do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company.

                Shareholder Transaction Expenses--For All Funds
                   (fees paid directly from your investment)
--------------------------------------------------------------------------------

             Maximum sales charge (load) imposed on purchases None
             Maximum deferred sales charge (load)             None
             Redemption Fee                                   None
             Exchange Fee                                     None

 Annual Fund Operating Expenses (as a percentage of average daily net assets)

                                                     Large  Small
                                                      Cap    Cap
                                              Money  Equity Equity
                                              Market Index  Index
                                               Fund   Fund   Fund
                                              ------ ------ ------
             Management Fees                  0.40%  0.26%  0.40%
             Distribution and Service (12b-1)
              Fees                             None   None   None
             Other Expenses                   0.07%  0.05%  0.10%
             Total Annual Fund Operating
              Expenses/(1)/                   0.47%  0.31%  0.50%

                                                               Stock
                                                                and
                                          International         Bond
                                          Equity Index  Bond  Balanced
                                              Fund      Fund  Fund/(2)/
                                          ------------- ----- --------
         Management Fees                      0.55%     0.50%  0.36%
         Distribution and Service (12b-1)
          Fees                                 None      None   None
         Other Expenses                       0.23%     0.05%  0.10%
         Total Annual Fund Operating
          Expenses/(1)/                       0.78%     0.55%  0.46%

---------------------
(1)SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed the following percentage of the Fund's average daily net assets:

                                                    Expense
                         Fund               Reimbursement Threshold
                         ----               -----------------------
            Money Market Fund                        0.10%
            Large Cap Equity Index Fund              0.10%
            Small Cap Equity Index Fund              0.10%
            International Equity Index Fund          0.20%
            Bond Fund                                0.10%
            Stock and Bond Balanced Fund              None

   This reimbursement arrangement is voluntary and may be eliminated by SFIM at any time.

(2)SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund. Nevertheless, SFIM will receive investment advisory fees for managing the underlying Funds in which the Stock and Bond Balanced Fund invests. The fees and expenses indicated in the table for the Stock and Bond Balanced Fund are based on the fees and expenses indirectly borne by the Stock and Bond Balanced Fund shareholders through the Stock and Bond Balanced Fund's investment in the underlying Funds. Besides including other expenses indirectly incurred as a result of the investment in the underlying Funds, the "Other Expenses" category for the Stock and Bond Balanced Fund includes other expenses directly incurred by the Stock and Bond Balanced Fund. However, SFIM has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred. This expense reimbursement is voluntary and may be eliminated by SFIM at any time.

Expense Example

    This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

                       Fund               1 Year 3 Year 5 Year 10 Year
                       ----               ------ ------ ------ -------
          Money Market Fund                $48    $151   $263   $591
          Large Cap Equity Index Fund      $32    $100   $174   $393
          Small Cap Equity Index Fund      $51    $160   $280   $628
          International Equity Index Fund  $80    $249   $433   $966
          Bond Fund                        $56    $176   $307   $689
          Stock and Bond Balanced Fund     $47    $148   $258   $579

                             HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

    Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

Money Market Fund

    What is a nationally recognized statistical rating organization (NRSRO)? An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.

    What types of securities does the Money Market Fund invest in?   In
selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present minimal credit risk. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two NRSROs (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

    The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

    Among the securities that the Money Market Fund may invest in are the following:

.. Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

.. Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

..  Repurchase agreements with certain parties.

..  Certain obligations of large (more than $1 billion in total assets) U.S.
   banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

.. Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

    The Money Market Fund may also:

.. Enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis.

.. Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

..  Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

    Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Equity Index Funds--
Large Cap Equity Index Fund
Small Cap Equity Index Fund
International Equity Index Fund

    In what types of securities do the equity index Funds invest? The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

    Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

    Barclays does not manage the equity index Funds according to traditional methods of ''active'' investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a ''passive'' or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund's portfolio so that the overall investment characteristics of each Fund's investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

    What other types of investments do the equity index Funds make?

.. An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

    . the same type of short-term, high quality debt securities in which the Money Market Fund invests (described above);

    . other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the Fund's portfolio of securities;

    . stock index futures contracts, options on such futures contracts; and/or

    . cash.

    An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

    The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

    Do the equity index Funds hold every stock in their indices?

.. The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

.. The Small Cap and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

.. From time to time, the portfolio composition of the equity index Funds may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

    Will the performance of the equity index Funds always equal the performance of their benchmark index? No. Barclays attempts to track the performance of each equity index Fund's benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the SAI.

    Another reason why the performance of the equity index Funds may not always equal the performance of their benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

    What are the risks of investing in securities of small capitalization issuers? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

    What are the risks of investing in foreign securities? The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (''foreign issuers'') or in securities denominated or quoted in foreign currency (''non-dollar securities'') typically involves the following risks:

.. fluctuations in currency exchange rates;

.. higher trading and custody charges compared to securities of U.S. companies;

.. different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

.. less stringent securities regulation;

.. potential political or economic instability; and

.. less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

    When and why are futures contracts and options on futures contracts used? Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.

Bond Fund

    What types of securities does the Bond Fund invest in? The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality.

    In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

    The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

    The Bond Fund may also invest up to 20% of its assets in the following securities:

.. Non-investment grade debt securities or comparable unrated debt securities.
  Non-investment grade bonds are rated lower than

  BBB by S&P or lower than Baa by Moody's and are often referred to as ''junk bonds.'' Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

  Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

.. Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal.

    When appropriate, in SFIM's opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

Stock and Bond Balanced Fund

    How does the Stock and Bond Balanced Fund invest its assets? The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above, for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to "Managing the Investments of the Funds--Compensating SFIM for its Services" for more information on the fees SFIM will receive for managing these underlying Funds.

    What other types of securities does the Stock and Bond Balanced Fund invest in? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

The Funds and Borrowing

    From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

                     MANAGING THE INVESTMENTS OF THE FUNDS
--------------------------------------------------------------------------------

Investment Adviser

    State Farm Investment Management Corp. ("SFIM") serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

    Since its inception in 1967, SFIM's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

    The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

    The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

                                                   Rate of
                    Fund                         Advisory Fee
                    ----               ---------------------------------
       Money Market Fund               0.40% of average daily net assets

       Large Cap Equity Index Fund     0.26% of average daily net assets

       Small Cap Equity Index Fund     0.40% of average daily net assets

       International Equity Index Fund 0.55% of average daily net assets

       Bond Fund                       0.50% of average daily net assets

       Stock and Bond Balanced Fund*                 None

---------------------
* SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses drectly incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

    For each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund's average daily net assets. For the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

    The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an "Advisory Team"). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

Investment Sub-Adviser

    SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. Barclays and its predecessors have been managing index mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2002, Barclays and its affiliates provided investment advisory services for approximately $745.5 billion of assets. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled "INVESTMENT ADVISORY AGREEMENTS--Between SFIM and BGFA" in the SAI.

                          CALCULATING NET ASSET VALUE
--------------------------------------------------------------------------------


    The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

    The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

    As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

    If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

    Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

    The foreign securities held by the Large Cap Equity Index Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund's NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

    Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap or International Equity Index Fund do not calculate its NAV but when the value of such Fund's portfolio securities is affected by such trading activity.

                                     TAXES
--------------------------------------------------------------------------------


    For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ''regulated investment company'' under the Internal Revenue Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

    The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts which have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

    For more information about the tax status of the Funds, see ''Taxes'' in the SAI.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2002 annual report. The annual report may be obtained from SFIM upon request without charge.

         STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

    (For a share outstanding throughout each period):

                                                         Year ended December 31,        From inception date of
                                                   -----------------------------------   January 22, 1998 to
                                                     2002      2001      2000    1999     December 31, 1998
                                                   -------   -------   ------   ------  ----------------------
Net asset value, beginning of period               $ 11.62   $ 13.36   $15.07   $12.80          $10.00
Income from Investment Operations
 Net investment income/(a)/                           0.13      0.13     0.13     0.20            0.12

 Net gain (loss) on investments (both realized and
   unrealized)                                       (2.73)    (1.75)   (1.54)    2.40            2.80
                                                   -------   -------   ------   ------          ------
   Total from investment operations                  (2.60)    (1.62)   (1.41)    2.60            2.92
                                                   -------   -------   ------   ------          ------
Less Distributions
 Net investment income                               (0.13)    (0.12)   (0.13)   (0.20)          (0.12)

 Net realized gain/(b)/                                 --        --    (0.17)   (0.13)             --
                                                   -------   -------   ------   ------          ------
   Total distributions                               (0.13)    (0.12)   (0.30)   (0.33)          (0.12)
                                                   -------   -------   ------   ------          ------
Net asset value, end of period                     $  8.89   $ 11.62   $13.36   $15.07          $12.80
                                                   =======   =======   ======   ======          ======
Total Return                                        (22.41)%  (12.11)%  (9.35)%  20.36%          29.26%/(c)/
Net assets, end of period (millions)               $ 284.1   $ 331.3   $320.7   $225.6          $ 53.3
Ratios to average net assets
 Expenses                                             0.31%     0.34%    0.31%    0.34%           0.32%/(d)/

 Net investment income                                1.31%     1.07%    1.08%    1.25%           1.55%/(d)/
Portfolio turnover rate                                  3%        1%       6%       4%              7%

---------------------
    (a)For the periods ended December 31, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
    (b)Distributions representing less than $.01 per share were made in 2001.
    (c)Not annualized.
    (d)Determined on an annualized basis.

         STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

    (For a share outstanding throughout each period):

                                                        Year ended December 31,       From inception date of
                                                   ---------------------------------   January 29, 1998 to
                                                     2002     2001     2000    1999     December 31, 1998
                                                   -------   ------  ------   ------  ----------------------
Net asset value, beginning of period               $  9.46   $ 9.36  $10.90   $ 9.54          $10.00
Income from Investment Operations
 Net investment income/(a)/                           0.08     0.09    0.09     0.41            0.27
 Net gain (loss) on investments (both realized and
   unrealized)                                       (2.03)    0.10   (0.43)    1.51           (0.46)
                                                   -------   ------  ------   ------          ------
   Total from investment operations                  (1.95)    0.19   (0.34)    1.92           (0.19)
                                                   -------   ------  ------   ------          ------
Less Distributions
 Net investment income                               (0.08)   (0.08)  (0.09)   (0.41)          (0.09)
 Net realized gain                                      --    (0.01)  (1.11)   (0.15)          (0.18)
                                                   -------   ------  ------   ------          ------
   Total distributions                               (0.08)   (0.09)  (1.20)   (0.56)          (0.27)
                                                   -------   ------  ------   ------          ------
Net asset value, end of period                     $  7.43   $ 9.46  $ 9.36   $10.90          $ 9.54
                                                   =======   ======  ======   ======          ======
Total Return                                        (20.66)%   2.05%  (3.39)%  20.24%          (1.89)%/(b)/
Net assets, end of period (millions)               $ 134.2   $156.1  $134.6   $ 95.4          $ 41.6
Ratios to average net assets assuming expense
  limitations
 Expenses                                             0.50%    0.50%   0.50%    0.50%           0.50%/(c)/
 Net investment income                                0.93%    0.99%   0.92%    1.11%           1.11%/(c)/
Ratios to average net assets absent expense
  limitations
 Expenses                                             0.50%    0.55%   0.52%    0.62%           0.55%/(c)/
 Net investment income                                0.93%    0.94%   0.90%    0.99%           1.06%/(c)/
Portfolio turnover rate                                 29%      36%     46%      46%             38%

---------------------
    (a)For the periods ended December 31, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
    (b)Not annualized.
    (c)Determined on an annualized basis.

       STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

    (For a share outstanding throughout each period):

                                                          Year ended December 31,        From inception date of
                                                   ------------------------------------   January 22, 1998 to
                                                     2002      2001      2000     1999     December 31, 1998
                                                   -------   -------   -------   ------  ----------------------
Net asset value, beginning of period               $  9.40   $ 12.10   $ 14.54   $11.63          $10.00
Income from Investment Operations
 Net investment income/(a)/                           0.12      0.10      0.10     0.13            0.13
 Net gain (loss) on investments (both realized and
   unrealized)                                       (1.65)    (2.73)    (2.25)    2.92            1.65
                                                   -------   -------   -------   ------          ------
   Total from investment operations                  (1.53)    (2.63)    (2.15)    3.05            1.78
                                                   -------   -------   -------   ------          ------
Less Distributions
 Net investment income                               (0.12)    (0.07)    (0.10)   (0.12)          (0.15)
 Net realized gain/(b)/                                 --        --     (0.19)   (0.02)             --
                                                   -------   -------   -------   ------          ------
   Total distributions                               (0.12)    (0.07)    (0.29)   (0.14)          (0.15)
                                                   -------   -------   -------   ------          ------
Net asset value, end of period                     $  7.75   $  9.40   $ 12.10   $14.54          $11.63
                                                   =======   =======   =======   ======          ======
Total Return                                        (16.26)%  (21.71)%  (14.81)%  26.21%          17.90%/(c)/
Net assets, end of period (millions)               $ 144.2   $ 162.8   $ 181.8   $152.7          $ 76.7
Ratios to average net assets assuming expense
  limitations
 Expenses                                             0.75%     0.75%     0.75%    0.75%           0.75%/(d)/
 Net investment income                                1.40%     0.95%     0.78%    1.02%           1.27%/(d)/
Ratios to average net assets absent expense
  limitations
 Expenses                                             0.78%     0.88%     0.88%    0.94%           0.93%/(d)/
 Net investment income                                1.37%     0.82%     0.65%    0.83%           1.09%/(d)/
Portfolio turnover rate                                  9%        6%        6%      12%              6%

---------------------
    (a)For the periods ended December 31, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
    (b)Distributions representing less than $.01 per share were made in 2001.
    (c)Not annualized.
    (d)Determined on an annualized basis.

        STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

    (For a share outstanding throughout each period):

                                                         Year ended December 31,       From inception date of
                                                   ----------------------------------   January 29, 1998 to
                                                     2002      2001     2000    1999     December 31, 1998
                                                   -------   ------   ------   ------    -----------------
Net asset value, beginning of period               $ 11.34   $12.22   $12.75   $11.41          $10.00
Income from Investment Operations
 Net investment income/(a)/                           0.30     0.34     0.24     0.25            0.14
 Net gain (loss) on investments (both realized and
   unrealized)                                       (1.49)   (0.79)   (0.55)    1.11            1.32
                                                   -------   ------   ------   ------          ------
   Total from investment operations                  (1.19)   (0.45)   (0.31)    1.36            1.46
                                                   -------   ------   ------   ------          ------
Less Distributions
 Net investment income                               (0.29)   (0.31)   (0.22)   (0.02)          (0.05)
 Net realized gain                                   (0.04)   (0.12)      --       --              --
                                                   -------   ------   ------   ------          ------
   Total distributions                               (0.33)   (0.43)   (0.22)   (0.02)          (0.05)
                                                   -------   ------   ------   ------          ------
Net asset value, end of period                     $  9.82   $11.34   $12.22   $12.75          $11.41
                                                   =======   ======   ======   ======          ======
Total Return                                        (10.51)%  (3.55)%  (2.42)%  11.88%          14.66%/(b)/
Net assets, end of period (millions)               $  55.1   $ 58.4   $ 53.6   $ 38.2          $  5.6
Ratios to average net assets assuming expense
  limitations
 Expenses                                             0.00%    0.00%    0.00%    0.00%           0.00%/(c)/
 Net investment income                                2.84%    2.86%    3.15%    4.50%           3.43%/(c)/
Ratios to average net assets absent expense
  limitations
 Expenses                                             0.05%    0.08%    0.07%    0.14%           1.01%/(c)/
 Net investment income                                2.79%    2.78%    3.08%    4.36%           2.42%/(c)/
Portfolio turnover rate                                  9%       6%       6%       2%             18%

---------------------
    (a)For the periods ended December 31, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
    (b)Not annualized.
    (c)Determined on an annualized basis.

                  STATE FARM VARIABLE PRODUCT TRUST BOND FUND

    (For a share outstanding throughout each period):

                                                       Year ended December 31,      From inception date of
                                                   ------------------------------    January 22, 1998 to
                                                    2002    2001    2000     1999     December 31, 1998
                                                   ------  ------  ------  ------   ----------------------
Net asset value, beginning of period               $10.16  $ 9.79  $ 9.57  $10.15           $10.00
Income from Investment Operations
 Net investment income                               0.52    0.56    0.57    0.52             0.49
 Net gain (loss) on investments (both realized and
   unrealized)                                       0.37    0.37    0.22   (0.58)            0.15
                                                   ------  ------  ------  ------           ------
   Total from investment operations                  0.89    0.93    0.79   (0.06)            0.64
                                                   ------  ------  ------  ------           ------
Less Distributions
 Net investment income                              (0.52)  (0.56)  (0.57)  (0.52)           (0.49)
 Net realized gain                                  (0.03)     --      --      --               --
                                                   ------  ------  ------  ------           ------
   Total distributions                              (0.55)  (0.56)  (0.57)  (0.52)           (0.49)
                                                   ------  ------  ------  ------           ------
Net asset value, end of period                     $10.50  $10.16  $ 9.79  $ 9.57           $10.15
                                                   ======  ======  ======  ======           ======
Total Return                                         9.01%   9.66%   8.44%  (0.57)%           6.49%/(a)/
Net assets, end of period (millions)               $148.1  $122.9  $ 95.7  $ 70.9           $ 24.7
Ratios to average net assets assuming expense
  limitations
 Expenses                                            0.55%   0.59%   0.57%   0.60%            0.57%/(b)/
 Net investment income                               5.05%   5.53%   5.92%   5.38%            5.14%/(b)/
Ratios to average net assets absent expense
  limitations
 Expenses                                            0.55%   0.59%   0.57%   0.62%            0.57%/(b)/
 Net investment income                               5.05%   5.53%   5.92%   5.36%            5.14%/(b)/
Portfolio turnover rate                                17%     13%      3%      7%              26%

---------------------
    (a)Not annualized.
    (b)Determined on an annualized basis.

              STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

    (For a share outstanding throughout each period):

                                                  Year ended December 31,     From inception date of
                                              ------------------------------   January 29, 1998 to
                                               2002    2001    2000    1999     December 31, 1998
                                              ------  ------  ------  ------  ----------------------
Net asset value, beginning of period          $ 1.00  $ 1.00  $ 1.00  $ 1.00          $ 1.00
Income from Investment Operations
 Net investment income                          0.01    0.04    0.06    0.05            0.05
                                              ------  ------  ------  ------          ------
 Total from investment operations               0.01    0.04    0.06    0.05            0.05
                                              ------  ------  ------  ------          ------
Less Distributions
 Net investment income                         (0.01)  (0.04)  (0.06)  (0.05)          (0.05)
                                              ------  ------  ------  ------          ------
 Total distributions                           (0.01)  (0.04)  (0.06)  (0.05)          (0.05)
                                              ------  ------  ------  ------          ------
Net asset value, end of period                $ 1.00  $ 1.00    1.00    1.00            1.00
                                              ======  ======  ======  ======          ======
Total Return                                    1.28%   3.71%   5.99%   4.77%           4.76%/(a)/
Net assets, end of period (millions)          $ 56.2  $ 53.5  $ 45.0  $ 38.7          $ 18.7
Ratios to average net assets assuming expense
  limitations
 Expenses                                       0.47%   0.50%   0.49%   0.50%           0.43%/(b)/
 Net investment income                          1.27%   3.59%   5.88%   4.75%           5.04%/(b)/
Ratios to average net assets absent expense
  limitations
 Expenses                                       0.47%   0.52%   0.49%   0.53%           0.52%/(b)/
 Net investment income                          1.27%   3.57%   5.88%   4.72%           4.95%/(b)/

---------------------
    (a)Not annualized.
    (b)Determined on an annualized basis.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

    For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

    Statement of Additional Information (SAI).   The SAI contains additional
information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

    Annual and Semi-Annual Reports.   The Funds' annual and semi-annual reports
provide additional information about the Funds' investments and performance. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

        To obtain the SAI or the most recent annual or semi-annual report for the Funds, without charge, you may write to State Farm Investment Management Corp. at Three State Farm Plaza, Bloomington, IL 61791-0001 or call us at 888-702-2307.

    Public Information.   You can review and copy information about the Trust
and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                          INVESTMENT CO. ACT FILE NO. 811-08073

                       STATE FARM VARIABLE PRODUCT TRUST
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001

                                (888) 702-2307


                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2003


   This Statement of Additional Information (SAI) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2002 are incorporated into this SAI by reference from the Trust's annual report to shareholders. To obtain a copy of an annual report or a Prospectus with the same date as this SAI, contact State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001,
(888) 702-2307.


                               MONEY MARKET FUND
                          LARGE CAP EQUITY INDEX FUND
                          SMALL CAP EQUITY INDEX FUND
                        INTERNATIONAL EQUITY INDEX FUND
                                   BOND FUND
                         STOCK AND BOND BALANCED FUND

                               TABLE OF CONTENTS


ABOUT THE TRUST...........................................................................   1
ABOUT THE INVESTMENTS OF THE FUNDS........................................................   1
   INVESTMENT OBJECTIVES..................................................................   1
   INVESTMENT TECHNIQUES..................................................................   1
       The Money Market Fund..............................................................   1
       When-issued And Delayed Delivery Securities........................................   2
       Loans of Portfolio Securities......................................................   2
       Debt Securities....................................................................   3
       Convertible Securities.............................................................   3
       Warrants...........................................................................   4
       Letters of Credit..................................................................   4
       U.S. Government Securities.........................................................   4
       Foreign Investments................................................................   5
       Exchange-Traded Funds..............................................................   5
       Financial Futures Contracts........................................................   6
       Options on Stock Index Futures Contracts...........................................   7
       Certain Additional Risks of Futures Contracts and Options on Futures Contracts.....   7
   INVESTMENT RESTRICTIONS................................................................   8
       Fundamental Restrictions...........................................................   8
       Non-Fundamental Restrictions.......................................................  10
       Industry Concentrations............................................................  11
   SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS....................................  11
   TRACKING ERROR.........................................................................  12
   RELATIONSHIP WITH THE INDEX PROVIDERS..................................................  12
MANAGEMENT OF THE TRUST...................................................................  14
   BOARD OF TRUSTEES......................................................................  14
   TRUSTEES AND OFFICERS..................................................................  14
   INVESTMENT ADVISORY AGREEMENTS.........................................................  19
       Between the Trust and SFIM.........................................................  19
       Between SFIM and BGFA..............................................................  21
   SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS.......................................  22
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................  22
   PORTFOLIO TURNOVER.....................................................................  23
DETERMINATION OF NET ASSET VALUE..........................................................  23
PERFORMANCE INFORMATION...................................................................  25
TAXES.....................................................................................  28
   GENERAL TAX INFORMATION................................................................  28
   FOREIGN INVESTMENTS....................................................................  28
   ADDITIONAL TAX CONSIDERATIONS..........................................................  29
OFFERING AND PURCHASE OF SHARES...........................................................  29
REDEMPTION OF SHARES......................................................................  30
DIVIDENDS AND DISTRIBUTIONS...............................................................  30
ADDITIONAL INFORMATION....................................................................  31
   SERVICE PROVIDERS......................................................................  31
       Principal Underwriter..............................................................  31
       Custodians.........................................................................  31
   CODE OF ETHICS.........................................................................  31
   INDEPENDENT AUDITORS...................................................................  32
   SHARES.................................................................................  32
   VOTING RIGHTS..........................................................................  32
   OTHER INFORMATION......................................................................  33
   AUDITED FINANCIAL STATEMENTS...........................................................  33

APPENDIX A--Description of Bond Ratings

                                ABOUT THE TRUST

   State Farm Variable Product Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of six separate investment portfolios (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

                      ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

   The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may only be changed with the approval of the holders of a majority of the outstanding voting shares of the Fund affected by the proposed change.

INVESTMENT TECHNIQUES

   In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

   The Money Market Fund invests only in instruments denominated in U.S. dollars that State Farm Investment Management Corp. ("SFIM"), under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

      1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument ("requisite NRSROs"); or

      2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

      3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.


   Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." A description of the ratings used by NRSROs is found in Appendix A herein.


   Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

   Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

   The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

   Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See "Fundamental Restrictions" on page 9. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission ("Commission"), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust's Board of Trustees deems it to be necessary in a particular instance.


   For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES--GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.


   The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, Barclays Global Fund Advisors ("BGFA") (under the supervision of the Board of Trustees) deems creditworthy.

DEBT SECURITIES


   Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.


   The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

   The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

   The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

   The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

   Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

WARRANTS

   The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

   All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

   Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

   Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

   The Large Cap (and indirectly the Stock and Bond Balanced Fund) and International Equity Index Funds each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, "foreign investments"). Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

   By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

   Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

   Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

EXCHANGE-TRADED FUNDS

   The Large Cap, Small Cap and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell shares of exchange-traded funds ("ETFs"), including shares of ETFs that are affiliated with BGFA. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.


   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FINANCIAL FUTURES CONTRACTS

   The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

   Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

   Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

   When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant ("FCM"), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

   Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The equity index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

   Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

   Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

   To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities.

Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

   The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

   In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

   The success of any Fund in using these techniques depends, among other things, on BGFA's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act. /(1)/

2a.INDUSTRY CONCENTRATION--BOND FUND.  The Bond Fund will not invest more than
   25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).
--------

/(1)/The Funds also intend to comply with the diversification requirements of
     Section 817(h) of the Internal Revenue Code. See "Taxes--General Tax Information."

2b.INDUSTRY CONCENTRATION--MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.INDUSTRY CONCENTRATION--EQUITY INDEX FUNDS.  The Large Cap, Small Cap, and
   International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8. SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9. INVESTMENTS--STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Act), U.S. Government securities, or short-term paper.



   For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

   The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

   (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.


4b.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS--MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.


5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Stock and Bond Balanced Fund.
6. INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

   State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund's investments in foreign securities to meet additional diversification and other requirements.

INDUSTRY CONCENTRATIONS

   The Stock and Bond Balanced Fund, because of its investment objective and policies, will concentrate more than 25% of its total assets in the mutual fund industry.

   As a result of the equity index Funds' policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund's concentration (if any) and non-concentration would be made "passively"--that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund's portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS


   The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in an equity index Fund's portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.



   Over time, the portfolio composition of each equity index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR


   SFIM and BGFA use the "expected tracking error" of an equity index Fund as a way to measure each Fund's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.


RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

   The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). "Standard & Poor's," "S&P," "S&P 500" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

   The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

   Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


EAFE FREE INDEX



   The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index ("EAFE(R) Free"). EAFE Free is the exclusive property of Morgan Stanley Capital International ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE(R) Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.


   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE

EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

   The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

   The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.


   There are two standing committees of the Board of Trustees--the Executive Committee and the Audit Committee. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust. During calendar year 2002, the Executive Committee did not meet.



   The Audit Committee includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940
Act) (an "Independent Trustee"). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. During calendar year 2002, the Audit Committee held two meetings.


   It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds' investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

TRUSTEES AND OFFICERS


   The Trustees and officers of the Trust, their ages at December 31, 2002 and their principal occupations for the last five years are set forth below. The information is provided first for the Trustees who are not interested persons of the Trust, as defined under the Act, and next for Trustees who are interested persons of the Trust and officers.

Information about Independent Trustees of the Trust



                                                                                 Number of
                                                                                 Portfolios
                                                                 Principal        in Fund
                        Position                               Occupation(s)      Complex         Other
    Name, Address,      Held with   Length of Time Served    During the Past 5    Overseen    Directorships
       and Age            Trust      and Term of Office            Years         by Trustee  Held by Trustee
---------------------- ----------- ----------------------- --------------------- ---------- ------------------
Thomas M. Mengler,     Trustee     Began service in 1997   DEAN and PROFESSOR        20            None
1000 LaSalle Avenue,               and serves until        OF LAW--University
Minneapolis, Minnesota             successor is elected or of St. Thomas
55403                              appointed.              School of Law
Age 49                                                     (since 6/2002);
                                                           DEAN--University of
                                                           Illinois College of
                                                           Law (1993-6/2002);
                                                           TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

James A. Shirk,        Trustee     Began service in 1997   DIRECTOR and              20            None
103 North Robinson,                and serves until        PRESIDENT--Beer
Bloomington, Illinois              successor is elected or Nuts, Inc.
61701                              appointed.              (manufacturer of
Age 58                                                     snack foods);
                                                           TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

Victor J. Boschini,    Trustee     Began service in 2001   PRESIDENT (since          20            None
1000 Gregory St.,                  and serves until        1999) and VICE
Normal, Illinois 61761             successor is elected or PRESIDENT
Age 46                             appointed.              (1997-1999)--Illinois
                                                           State University;
                                                           TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

David L. Vance,        Trustee     Began service in 2001   PRESIDENT (since          20            None
100 N.E. Adams St.,                and serves until        2000)--Caterpillar
Peoria, Illinois                   successor is elected or University; CHIEF
61629                              appointed.              ECONOMIST AND
Age 50                                                     MANAGER of the
                                                           Business
                                                           Intelligence Group
                                                           (since
                                                           1994)--Caterpillar,
                                                           Inc.;
                                                           TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

Donald A. Altorfer,    Trustee     Began service in 2001   CHAIRMAN--Altorfer,       20            None
4200 Rodger Street,                and serves until        Inc. (dealer in
Springfield, Illinois              successor is elected or heavy machinery and
62703                              appointed.              equipment);
Age 59                                                     TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

Information about Officers and Interested Trustees of the Trust
                                                                                 Number of
                                                                                 Portfolios
                                                                 Principal        in Fund
                        Position                               Occupation(s)      Complex         Other
    Name, Address,      Held with   Length of Time Served    During the Past 5    Overseen    Directorships
       and Age            Trust      and Term of Office            Years         by Trustee  Held by Trustee
---------------------- ----------- ----------------------- --------------------- ---------- ------------------
Edward B. Rust, Jr.*,  Trustee and Began service in 1997   CHAIRMAN OF THE           20     DIRECTOR--
One State Farm Plaza,  President   and serves until        BOARD, CHIEF                     McGraw-Hill
Bloomington, Illinois              successor is elected or EXECUTIVE OFFICER,               Corporation;
61710                              appointed.              and DIRECTOR--State              DIRECTOR--
Age 52                                                     Farm Mutual                      Caterpillar, Inc.;
                                                           Automobile                       DIRECTOR--
                                                           Insurance Company;               Helmerich &
                                                           PRESIDENT and                    Payne, Inc.
                                                           DIRECTOR--State
                                                           Farm VP Management
                                                           Corp., State Farm
                                                           Investment
                                                           Management Corp.;
                                                           PRESIDENT and
                                                           TRUSTEE--State Farm
                                                           Mutual Fund Trust,
                                                           State Farm
                                                           Associates' Funds
                                                           Trust.

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund       Other
                         Position                                                             Complex   Directorships
   Name, Address,        Held with     Length of Time Served     Principal Occupation(s)      Overseen     Held by
      and Age              Trust        and Term of Office       During the Past 5 Years     by Trustee    Trustee
--------------------- --------------- ----------------------- -----------------------------  ---------- -------------
Michael L. Tipsord*,  Trustee, Senior Began service in 2002   SENIOR VICE PRESIDENT and         20          None
One State Farm Plaza, Vice President  and serves until        TREASURER (since 12/2002),
Bloomington, Illinois and Treasurer   successor is elected or VICE PRESIDENT and TREASURER
61710                                 appointed.              (7/2001 to 12/2002), VICE
Age 43                                                        PRESIDENT and ASSISTANT
                                                              TREASURER (1/1999 to 7/2001),
                                                              and EXECUTIVE ASSISTANT
                                                              (1/1998 to 1/1999)--State
                                                              Farm Mutual Automobile
                                                              Insurance Company; DIRECTOR,
                                                              SENIOR VICE PRESIDENT and
                                                              TREASURER (since 12/2002),
                                                              VICE PRESIDENT and ASSISTANT
                                                              SECRETARY-TREASURER (6/2001
                                                              to 12/2002) and ASSISTANT
                                                              SECRETARY-TREASURER (before
                                                              6/2001)--State Farm
                                                              Investment Management Corp.,
                                                              State Farm VP Management
                                                              Corp.; TRUSTEE, SENIOR VICE
                                                              PRESIDENT and TREASURER
                                                              (since 12/2002), VICE
                                                              PRESIDENT and ASSISTANT
                                                              SECRETARY-TREASURER (6/2001
                                                              to 12/2002), and ASSISTANT
                                                              SECRETARY-TREASURER (before
                                                              6/2001)--State Farm Mutual
                                                              Fund Trust, State Farm
                                                              Associates' Funds Trust.

Jack W. North,        Senior Vice     Began service in 2001   EXECUTIVE VICE                    N/A         N/A
One State Farm Plaza, President       and serves until        PRESIDENT--FINANCIAL SERVICES
Bloomington, Illinois                 removed.                (since 2001) and SENIOR VICE
61710                                                         PRESIDENT (1998-2001)--State
Age 55                                                        Farm Mutual Automobile
                                                              Insurance Company; SENIOR
                                                              VICE PRESIDENT and DIRECTOR
                                                              (since 2001)--State Farm
                                                              Investment Management Corp.,
                                                              State Farm VP Management
                                                              Corp.; SENIOR VICE PRESIDENT
                                                              (since 2001)--State Farm
                                                              Mutual Fund Trust, State Farm
                                                              Associates' Funds Trust.

Paul N. Eckley,       Senior Vice     Began service in 1997   SENIOR VICE                       N/A         N/A
One State Farm Plaza, President       and serves until        PRESIDENT--INVESTMENTS--State
Bloomington, Illinois                 removed.                Farm Mutual Automobile
61710                                                         Insurance Company; SENIOR
Age 48                                                        VICE PRESIDENT--State Farm
                                                              Investment Management Corp.,
                                                              State Farm Mutual Fund Trust,
                                                              State Farm Associates' Funds
                                                              Trust.

Susan D. Waring,      Vice President  Began service in 2000   SENIOR VICE PRESIDENT and         N/A         N/A
One State Farm Plaza,                 and serves until        CHIEF ADMINISTRATIVE OFFICER
Bloomington, Illinois                 removed.                (since 2001)--State Farm Life
61710                                                         Insurance Company; VICE
Age 53                                                        PRESIDENT (1997-2001) State
                                                              Farm Mutual Automobile
                                                              Insurance Company; SENIOR
                                                              VICE PRESIDENT and DIRECTOR
                                                              (since 2001)--State Farm VP
                                                              Management Corp.; VICE
                                                              PRESIDENT--State Farm
                                                              Investment Management Corp.,
                                                              State Farm Mutual Fund Trust,
                                                              State Farm Associates' Funds
                                                              Trust.

Donald E. Heltner,    Vice President  Began service in 1998   VICE PRESIDENT--FIXED             N/A         N/A
One State Farm Plaza,                 and serves until        INCOME--State Farm Mutual
Bloomington, Illinois                 removed.                Automobile Insurance Company;
61710                                                         VICE PRESIDENT--State Farm
Age 55                                                        Investment Management Corp.,
                                                              State Farm Mutual Fund Trust,
                                                              State Farm Associates' Funds
                                                              Trust.

                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund       Other
                          Position                                                           Complex   Directorships
    Name, Address,        Held with    Length of Time Served    Principal Occupation(s)      Overseen     Held by
       and Age              Trust       and Term of Office      During the Past 5 Years     by Trustee    Trustee
----------------------- -------------- --------------------- -----------------------------  ---------- -------------

John S. Concklin,       Vice President Began service in 1997 VICE PRESIDENT--COMMON            N/A          N/A
One State Farm Plaza,                  and serves until      STOCKS--State Farm Mutual
Bloomington, Illinois                  removed.              Automobile Insurance Company;
61710                                                        VICE PRESIDENT--State Farm
Age 56                                                       Investment Management Corp.,
                                                             State Farm Mutual Fund Trust,
                                                             State Farm Associates' Funds
                                                             Trust.

Randall H. Harbert,     Vice President Began service in 2001 VICE PRESIDENT--MUTUAL FUNDS      N/A          N/A
Three State Farm Plaza,                and serves until      (since 9/2001),
Bloomington, Illinois                  removed.              ADMINISTRATIVE ASSISTANT
61791                                                        (6/2001 to 9/2001), AGENCY
Age 39                                                       FIELD EXECUTIVE (6/1999 to
                                                             6/2001), REGIONAL
                                                             ADMINISTRATIVE ASSISTANT
                                                             (6/1998 to 6/1999), and
                                                             AGENCY FIELD CONSULTANT
                                                             (6/1997 to 6/1998)--State
                                                             Farm Mutual Automobile
                                                             Insurance Company; VICE
                                                             PRESIDENT (since 2001)--State
                                                             Farm Investment Management
                                                             Corp., State Farm VP
                                                             Management Corp., State Farm
                                                             Mutual Fund Trust, State Farm
                                                             Associates' Funds Trust.

David R. Grimes,        Vice President Began service in 1997 ASSISTANT VICE                    N/A          N/A
Three State Farm Plaza, and Secretary  and serves until      PRESIDENT--State Farm Mutual
Bloomington, Illinois                  removed.              Automobile Insurance Company;
61791                                                        VICE PRESIDENT AND
Age 60                                                       SECRETARY--State Farm
                                                             Investment Management Corp.,
                                                             State Farm VP Management
                                                             Corp.; State Farm Mutual Fund
                                                             Trust, State Farm Associates'
                                                             Funds Trust.

--------
*Messrs. Rust and Tipsord are "interested" Trustees as defined by the Act because each is (i) an officer of the Trust, (ii) a director of SFIM, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of SFIM, and (v) an officer of State Farm VP Management Corp.


   Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. The Independent Trustees receive, (i) a monthly retainer equal to $1,750, (ii) a fee of $1,500 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of fourteen other mutual funds advised by SFIM. Each fund managed by SFIM shares in the fees for the Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.


   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.


                                AGGREGATE         TOTAL COMPENSATION
                              COMPENSATION     FROM THE TRUST AND OTHER
        NAME                FROM THE TRUST(1)  STATE FARM FUNDS/(1)(2)/
        ----                -----------------  ------------------------
        Edward B. Rust, Jr.       None/(3)/              None/(3)/
        Michael L. Tipsord.       None/(3)/              None/(3)/
        Roger S. Joslin....       None/(3)(4)/           None/(3)(4)/
        Thomas M. Mengler..       $4,324                 $26,250
        James A. Shirk.....       $4,324                 $26,250
        Donald A. Altorfer.       $4,324                 $26,250
        Victor J. Boschini.       $4,324                 $26,250
        David L. Vance.....       $4,490                 $26,750

--------

/(1)/For the fiscal year ended December 31, 2002.

/(2)/The other "State Farm Funds" are State Farm Mutual Fund Trust and State
     Farm Associates' Funds Trust.
/(3)/Non-compensated interested trustee.

/(4)/Mr. Joslin retired from service as a non-compensated trustee of the Trust in December 2002.

   The following table reflects dollar ranges of each Trustee's indirect ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2002.


                           Dollar Range of   Dollar Range of
                               Equity            Equity        Dollar Range of
                            Securities in     Securities in   Equity Securities
                              Large Cap         Small Cap     in International
Name of Trustee           Equity Index Fund Equity Index Fund Equity Index Fund
---------------           ----------------- ----------------- -----------------
Thomas M. Mengler........       None              None              None
James A. Shirk...........       None              None              None
Victor J. Boschini.......       None              None              None
David L. Vance...........       None              None              None
Donald A. Altorfer.......       None              None              None
Edward B. Rust, Jr.......   Over $100,000         None              None
Michael L. Tipsord.......       None              None              None



                                                                                    Aggregate
                                                                                   Dollar Range
                                                                                    of Equity
                                                                                  Securities in
                                             Dollar Range                         all Registered
                          Dollar Range of     of Equity        Dollar Range    Investment Companies
                              Equity        Securities in        of Equity         Overseen by
                           Securities in      Stock and         Securities     Trustee in Family of
Name of Trustee              Bond Fund    Bond Balanced Fund Money Market Fund Investment Companies
---------------           --------------- ------------------ ----------------- --------------------
Thomas M. Mengler........      None              None              None               None
James A. Shirk...........      None              None              None           Over $100,000
Victor J. Boschini.......      None              None              None               None
David L. Vance...........      None              None              None               None
Donald A. Altorfer.......      None              None              None               None
Edward B. Rust, Jr.......      None              None              None           Over $100,000
Michael L. Tipsord.......      None              None              None           Over $100,000



ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST



   As of December 31, 2002, State Farm Mutual Automobile Insurance Company ("SFMAIC") owned all of the common stock issued by SFIM and by State Farm VP Management Corp. ("Management Corp."), the Trust's underwriter. SFMAIC is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in SFMAIC.



   During the period January 1, 2001 to December 31, 2002, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:


  . interest in SFIM, Management Corp., SFMAIC, or in other affiliates of SFMAIC, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND SFIM


   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.


   In considering the approval of the continuation of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by SFIM to the Funds. SFIM regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to SFIM. The Board of Trustees also considered the level of advisory fees charged by SFIM to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.


   Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Investment Advisory and Management Services Agreement at a Board meeting held in March 2003.


   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC, and a Service Agreement among the Trust, Management Corp., and SFMAIC.

   Since its inception in 1967, SFIM's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

   SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds other than the Large Cap, Small Cap, and International Equity Index Funds, is responsible for the actual management of the investments of such Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

   The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

                 Large Cap Equity Index.... 0.26% of net assets
                 Small Cap Equity Index.... 0.40% of net assets
                 International Equity Index 0.55% of net assets
                 Bond...................... 0.50% of net assets
                 Money Market.............. 0.40% of net assets
                 Stock and Bond Balanced... None

   SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred.

(This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

   With respect to each of the Funds other than the Stock and Bond Balanced Fund and the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. With respect to the International Equity Index Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory fee, that exceed 0.20% of the Fund's average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.


   For the calendar years 2000, 2001, and 2002 the Funds paid the following advisory fees to SFIM:



                                          GROSS                     EXPENSE
                                         FEE PAID                REIMBURSEMENT                NET FEE
                                -------------------------- ------------------------- --------------------------
             FUND                 2002     2001     2000    2002     2001     2000     2002     2001     2000
             ----               -------- -------- -------- ------- -------- -------- -------- -------- --------
Money Market Fund.............. $219,877 $197,861 $165,711 $     0 $  8,015 $      0 $219,877 $189,846 $165,711
Bond Fund...................... $672,799 $548,353 $413,149 $     0 $      0 $      0 $672,799 $548,353 $413,149
Large Cap Equity Index Fund.... $796,625 $837,700 $750,725 $     0 $      0 $      0 $796,625 $837,700 $750,725
Small Cap Equity Index Fund.... $587,406 $569,095 $478,452 $ 5,032 $ 64,686 $ 25,247 $582,374 $504,409 $453,205
International Equity Index Fund $858,300 $923,844 $930,931 $50,394 $224,385 $229,907 $807,906 $699,459 $701,024
Stock and Bond Balanced Fund... $      0 $      0 $      0 $31,153 $ 44,619 $      0 $      0 $      0 $      0


   As described below, SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

   SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

   Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.


   The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BGFA

   Pursuant to the separate sub-advisory agreement described below (the "Sub-advisory Agreement"), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

   BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each equity index Fund at the rates set forth below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:

  LARGE CAP EQUITY INDEX FUND     0.15% of the first $50,000,000 of net assets
                                  0.09% of the next $50,000,000 of net assets
                                  0.07% thereafter

  SMALL CAP EQUITY INDEX FUND     0.20% of the first $50,000,000 of net assets
                                  0.14% of the next $50,000,000 of net assets
                                  0.11% thereafter

  INTERNATIONAL EQUITY INDEX FUND 0.35% of the first $50,000,000 of net assets
                                  0.30% of the next $50,000,000 of net assets
                                  0.20% thereafter

   The quarterly fee payable by SFIM to BGFA with respect to each equity index Fund will be reduced by certain credits. The fee with respect to the Large Cap Equity Index Fund and Small Cap Equity Index Fund will be reduced by $875 and $2,875 per quarter, respectively. The fee with respect to the International Equity Index Fund will be reduced by $3,750 per quarter and an additional amount based upon such Fund's international custody charges.

   The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

   BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM's policy of seeking to obtain the most favorable price and efficient execution available.

   In considering the approval of the continuation of the Sub-advisory Agreement, the Trust's Board of Trustees considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by BGFA to the equity index Funds. BGFA regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees also considered the level of advisory fees charged by BGFA compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.


   Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Sub-advisory Agreement at a Board meeting held in March of 2003.


SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

   Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM or BGFA acts as an adviser, some of which may be affiliated with SFIM or BGFA. Because of different investment objectives, cash flows or other factors, a particular security may be bought by SFIM or BGFA for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, SFIM or BGFA may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Fund or other client of SFIM or BGFA arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SFIM or BGFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when SFIM or BGFA deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SFIM or BGFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   As described above, either SFIM or BGFA determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the calendar years ended 2000, 2001 and 2002 the Funds paid brokerage commissions of:



                                             2002    2001     2000
                                            ------- ------- --------
            Money Market Fund.............. $     0 $     0 $      0
            Bond Fund...................... $     0 $     0 $      0
            Large Cap Equity Index Fund.... $27,857 $ 8,191 $ 14,690
            Small Cap Equity Index Fund.... $32,011 $48,921 $ 78,657
            International Equity Index Fund $54,004 $80,892 $153,926
            Stock and Bond Balanced Fund... $     0 $     0 $      0


   No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or SFIM.

   In placing orders for securities transactions, SFIM's policy (followed by BGFA) is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

   When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. However, all such directed brokerage will be subject to SFIM's policy to attempt to obtain the most favorable price and efficient execution possible.

PORTFOLIO TURNOVER

   There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund's investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund's portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

   Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

                       DETERMINATION OF NET ASSET VALUE

   The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange, (currently at 4:00 p.m., Eastern Time) on each day when the New York Stock

Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

   If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

   Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.


   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depositary Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap and International Equity Index Funds may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap or International Equity Index Fund does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.


   Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust (the "Board") has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

   The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                            PERFORMANCE INFORMATION

   The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return values are computed pursuant to equations specified by the Commission as follows:

          Average Annual Total Return will be computed as follows:


             ERV = P(1+T) to the power of n


          Where: P = the amount of an assumed initial investment in Fund shares
                T = average annual total return
                n = number of years from initial investment to the end of the period
                ERV = ending redeemable value of shares held at the end of the period


   The above equation does not reflect charges associated with the separate accounts supporting the variable deferred annuity contracts or the variable universal life contracts to which the Funds are offered. The charges associated with such contracts are described fully in the applicable contract prospectus.



   Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


   The Trust also may from time to time quote or otherwise use year-to-date total return, year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-to-date total return, year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.


   Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The SEC's yield formula is as follows:


   The Yield formula is as follows: YIELD = 2[((a-b/cd)+1) to the power of 6-1].


  Where: a =dividends and interest earned during the period. (For this purpose, a Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
         b = expenses accrued for the period (net of reimbursements).
         c =  the average daily number of shares outstanding during the period
         that were entitled to receive      dividends.
         d = the ending net asset value of a Fund for the period.


   The Funds' average annual total returns for the period from the commencement of their operations through December 31, 2002, and for calendar year 2002 and yield for the 30 days ended December 31, 2002, were:



                                       AVERAGE ANNUAL TOTAL   30 DAY YIELD
                                              RETURN          PERIOD ENDED
                                     ------------------------ ------------
     FUND                            ONE YEAR SINCE INCEPTION  12/31/2002
     ----                            -------- --------------- ------------
     Money Market Fund..............   1.28%       4.16%+          N/A
     Bond Fund......................   9.01%       6.62%*        3.06%
     Large Cap Equity Index Fund.... -22.41%      -0.79%*        1.53%
     Small Cap Equity Index Fund.... -20.66%      -1.62%+        1.24%
     International Equity Index Fund -16.25%      -3.67%*        1.92%
     Stock and Bond Balanced Fund... -10.51%       1.58%+        2.68%

--------
*  From January 22, 1998.
+  From January 29, 1998.


   The Trust may also make available various yield quotations with respect to shares of the Money Market Fund. Each of these amounts is calculated based on the seven-day period ending on a particular day. Current yield for the Money Market Fund is computed by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share purchase plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. The Trust also calculates effective yields for the Money Market Fund. Effective yield is calculated in a similar fashion to current yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:



          EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7]-1



   Current and effective yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. The Money Market Fund's current yield and effective yield for the seven-days ended December 31, 2002 was 0.98%.


   Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

   The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish SFIM's or BGFA's views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

   From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

   Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

                                     TAXES

GENERAL TAX INFORMATION

   The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code, as amended (the "Code"). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.


   Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following:
(1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies and other securities, and no more that 5% of the value of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


   In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

   Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.


FOREIGN INVESTMENTS


   Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and

35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable life insurance and variable annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.


ADDITIONAL TAX CONSIDERATIONS

   If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's current or accumulated earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser might otherwise believe to be desirable.


   In addition to the income tax requirements discussed above, the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund is not subject to the 4% excise tax.


   The discussion of "Taxes" in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                        OFFERING AND PURCHASE OF SHARES

   Management Corp. acts as the Trust's underwriter in the distribution of the shares of each Fund.


   Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the "Accounts") of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company ("State Farm") to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the "Contracts"). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

   For each day on which a Fund's net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. The Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

   Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

   In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.


   Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust's Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.


                             REDEMPTION OF SHARES

   Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund's securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

   It is the Trust's intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date.

                            ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

   Pursuant to an underwriting agreement Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

   JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of the Money Market Fund, Bond Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Similarly, Barclays Global Investors, 45 Fremont Street, San Francisco, California 94105 ("BGI"), is the Trust's custodian for the Large Cap and Small Cap Equity Index Funds. Under its custody agreement with the Trust, BGI maintains the portfolio securities acquired by the Large Cap and Small Cap Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the International Equity Index Fund. Under its custody agreement with the Trust, IBT maintains the portfolio securities acquired by the International Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

   JPMorgan Chase, BGI, and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index Fund. IBT performs fund accounting services for the International Equity Index Fund.

CODE OF ETHICS

   SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of SFIM and Management Corp. BGFA has adopted a similar Code of Ethics relating to its employees, and the Board of Trustees of the Trust has adopted

BGFA's Code of Ethics insofar as it relates to BGFA's employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Code of Ethics and to BGFA's Code of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

INDEPENDENT AUDITORS


   Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Audit Committee of the Trust.


SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently six series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   State Farm provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.


   As of April 1, 2003, State Farm owned the following percentages of the Funds' outstanding shares:



                     FUND                              %
                     ----                            ------
                     Money Market Fund.............. 21.62%
                     Bond Fund...................... 10.62%
                     Large Cap Equity Index Fund....  5.64%
                     Small Cap Equity Index Fund.... 20.41%
                     International Equity Index Fund 31.04%
                     Stock and Bond Balanced Fund...     0%


   All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund.

VOTING RIGHTS


   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

OTHER INFORMATION

   This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the "Registration Statement"), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS


   The audited financial statements for the Trust for the fiscal year ending December 31, 2002, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders.

                                  Appendix A


                          Description Of Bond Ratings



   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.



   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").



                              Ratings By Moody's



   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.



   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.



   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.



   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.



  Municipal notes:



   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.



  Commercial Paper:



   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:



                         Prime-1      Highest Quality


                             Prime 2      Higher Quality


                             Prime-3      High Quality



   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.



                                  S&P Ratings



   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.



   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.



   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.



   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



   C--The rating C is reserved for income bonds on which no interest is being paid.



   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.



   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



  Municipal Notes:



   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.



   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.



   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:



    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).



    - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).



  Commercial Paper:



   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.



   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                        STATE FARM VARIABLE PRODUCT TRUST
                      PART C OF THE REGISTRATION STATEMENT

ITEM 23. EXHIBITS

         (a)       Declaration of Trust*

         (b)       Bylaws*

         (c)       N/A

         (d)(1) Investment Advisory and Management Services Contract between Registrant and State Farm Investment Management Corp.**

         (d)(2) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors**

         (e) Underwriting Agreement between Registrant and State Farm VP Management Corp.*****

         (f)       N/A

         (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank***

         (g)(2) Custodial Agreement between Registrant and Barclays Global Investors, N.A.****

         (g)(3) Custodial Agreement between Registrant and Investors Bank and Trust Company****

         (g)(4) Delegation Agreement between Investors Bank and Trust Company and Registrant******

         (h)(1) Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts*****

         (h)(2) Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts*****

         (h)(3) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company**

         (i)       Consent of Bell, Boyd & Lloyd LLC

         (j)       Consent of Ernst & Young LLP

         (k)       N/A

         (l)       N/A

         (m)       N/A

         (n)       None

         (p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust.

         (p)(2) Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.*****

          Powers of Attorney
----------
* Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).

** Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).

*** Incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed on behalf of Registrant on May 1, 1998 (File Nos. 333-22467, 811-08073)

**** Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)

***** Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)

****** Incorporated by reference to Post-Effective No. 5 on Form N-1A filed on behalf of Registrant on April 25, 2002 (File Nos. 333-22467, 811-08073)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of the Trust - Trustees and Officers" and "Additional Information - Shares" is incorporated herein by reference.

ITEM 25. INDEMNIFICATION

     As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the statement of additional information under the caption "Management of the Trust" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

     Directors and Officers of State Farm Investment Management Corp.:

     Edward B. Rust, Jr., Director and President*

     Michael L. Tipsord, Director, Senior Vice President and Treasurer*

     John J. Killian, Director. Financial Vice President - State Farm Mutual Automobile Insurance Company

     Jim Rutrough, Director and Senior Vice President. Senior Executive Vice President - State Farm Mutual Automobile Insurance Company.

     Vincent J. Trosino, Director. President, Vice Chairman of the
     Board, and Chief Operating Officer - State Farm Mutual Automobile Insurance Company.

     Paul N. Eckley, Senior Vice President*

     Susan D. Waring, Vice President*

     Donald E. Heltner, Vice President*

     John S. Concklin, Vice President*

     David R. Grimes, Vice President and Secretary *

     Jack W. North, Director and Senior Vice President*

     Randall H. Harbert, Vice President*

     * See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm VP Management Corp. serves as principal underwriter to State Farm Mutual Fund Trust, State Farm Associates' Funds Trust and to four separate accounts that offer variable insurance products issued by State Farm life insurance companies. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal     Positions and Offices        Positions and Offices
Business Address       with Underwriter             with Registrant
--------------------------------------------------------------------------------
Edward B. Rust Jr.     Director and President       Trustee and President

Michael L. Tipsord     Director, Senior Vice        Trustee, Senior Vice
                       President and Treasurer      President and Treasurer

Charles R. Wright      Director and Senior Vice     None
                       President

Susan D. Waring        Senior Vice President        Vice President
                       and Director

Jim Rutrough           Senior Vice President        None
                       and Director

David R. Grimes        Vice President and           Vice President
                       Secretary                    and Secretary

Jack W. North          Director and Senior Vice     Senior Vice President
                       President

Randall H. Harbert     Vice President               Vice President

Ralph O. Bolt          Vice President               None

                      Net
    Name of       Underwriting   Compensation
   Principal     Discounts and   on Redemption     Brokerage         Other
  Underwriter     Commissions   and Repurchase    Commissions     Compensation
-------------------------------------------------------------------------------
State Farm VP         N/A             N/A             N/A             N/A
Management
Corp.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     (a) Registrant

     (b) State Farm Investment Management Corp.
         One State Farm Plaza
         Bloomington, Illinois 61710-0001

     (c) Barclays Global Investors
         45 Fremont Street
         San Francisco, California 94105

     (d) Investors Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

     (e) Chase Manhattan Bank
         North American Insurance Securities Services
         3 Chase MetroTech Center, 6th Floor
         Brooklyn, New York 11245

ITEM 29. MANAGEMENT SERVICES

     All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS

     The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund (other than the Money Market Fund) is delivered a copy of the Registrant's latest annual report to shareholders.

     The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bloomington, and state of Illinois on the 30th day of April 2003.

                                           STATE FARM VARIABLE PRODUCT TRUST

                                           By: /s/ Edward B. Rust, Jr.
                                               --------------------------------
                                               Edward B. Rust, Jr.
                                               President

     Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                           Title                              Date
     ---------                           -----                              ----
Edward B. Rust, Jr.        Trustee and President                       April 30, 2003

Michael L. Tipsord         Trustee, Senior Vice President and          April 30, 2003
                           Treasurer

Thomas M. Mengler          Trustee                                     April 30, 2003

James A. Shirk             Trustee                                     April 30, 2003

Donald A. Altorfer         Trustee                                     April 30, 2003

Victor J. Boschini         Trustee                                     April 30, 2003

David L. Vance             Trustee                                     April 30, 2003

                                                      By: /s/ David Moore
                                                          ---------------------
                                                              David Moore
                                                              Attorney-In-Fact
                                                              April 30, 2003

     Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are included with this Registration Statement.

                                  EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER                DESCRIPTION

(i)                            Consent of Bell, Boyd & Lloyd LLC

(j)                            Consent of Ernst & Young LLP

(p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp. State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual
                               Fund Trust.

Powers of Attorney